UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934



     Date of report (Date of earliest event reported):  June 19, 2008



                      JONES LANG LASALLE INCORPORATED
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



      Maryland                      001-13145               36-4150422
------------------------      --------------------         ---------------
(State or other juris-        (Commission File             (IRS Employer
diction of incorporation)     Number)                      Identification
                                                           No.)



     200 East Randolph Drive, Chicago, IL                     60601
     ------------------------------------                  ----------
    (Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                              Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      FIRST AMENDMENT TO AMENDED AND RESTATED MULTICURRENCY CREDIT
AGREEMENT

      On June 16, 2008, the Company, also closed on a first amendment (the "Multicurrency Agreement Amendment") to that Amended and Restated Multicurrency Credit Agreement among Jones Lang LaSalle Finance B.V., a subsidiary of the Company, the Company and certain of its other subsidiaries, as guarantors, the banks party thereto, and Bank of Montreal,
as Administrative Agent (the "Multicurrency Credit Agreement").   The
Multicurrency Agreement Amendment, among other things, (i) approved the acquisition by the Company, or a subsidiary thereof, of all of the outstanding capital stock of Staubach Holdings, Inc. ("Staubach") pursuant to the terms and conditions of the merger agreement entered into between the Company and Staubach on June 16, 2008; (ii) modified certain covenants;
(iii) increased the accordion feature of the Multicurrency Credit Agreement to allow for an increase of up to $1,000,000,000; and (iv) adjusted the pricing under the Multicurrency Agreement Amendment to range from LIBOR + 1.25% to LIBOR + 2.75%.

      FIRST AMENDMENT TO CREDIT AGREEMENT

      On June 16, 2008, Jones Lang LaSalle Incorporated (the "Company"), closed on a first amendment (the "Credit Agreement Amendment") to that stand-by Credit Agreement among Jones Lang LaSalle Finance B.V., a subsidiary of the Company, the Company and certain of its other subsidiaries, as guarantors, the banks party thereto, and Bank of Montreal,
as Administrative Agent (the "Credit Agreement").   The Credit Agreement
Amendment, among other things, (i) approved the acquisition by the Company, or a subsidiary thereof, of all of the outstanding capital stock of Staubach Holdings, Inc. ("Staubach") pursuant to the terms and conditions of the merger agreement entered into between the Company and Staubach on June 16, 2008; (ii) modified certain covenants; and (iii) adjusted the pricing under the Credit Agreement Amendment to begin at LIBOR + 2.5%.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            The following Exhibits are included with this Report:

            99.1  First Amendment to Credit Agreement, dated as of
                  June 16, 2008

            99.2 First Amendment to Amended and Restated Multicurrency Credit Agreement, dated as of June 16, 2008


                           --------------------


      The forward-looking statements contained in this report are based on current expectations, estimates, projections and assumptions made by management. While the Company's management believes the assumptions underlying its forward-looking statements are reasonable, such information is subject to uncertainties and may involve certain risks, many of which are difficult to predict and beyond management's control. As such, these statements are not guarantees of future performance, results or events. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.







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


                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 19, 2008                 JONES LANG LASALLE INCORPORATED



                                    By:  /s/ Joseph J. Romenesko
                                         ------------------------------
                                         Name:  Joseph J. Romenesko
                                         Its:   Treasurer






















































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


                               EXHIBIT INDEX
                               -------------




EXHIBIT NO.       DESCRIPTION
-----------       -----------

  99.1            First Amendment to Credit Agreement, dated as of
                  June 16, 2008

  99.2 First Amendment to Amended and Restated Multicurrency Credit Agreement, dated as of June 16, 2008
























































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